SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

                         TII NETWORK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


               1-8048                                66-0328885
        ---------------------            --------------------------------
        (Commission File No.)            (IRS Employer Identification No.)



          1385 Akron Street, Copiague, New York                11726
        ---------------------------------------             ----------
        Address of Principal Executive Offices)             (Zip Code)


                                 (631) 789-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         On May 17, 2005, the Company and Timothy J. Roach entered into a Second Amended and Restated Employment Agreement (the "Employment Agreement"). The following summary of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

         Pursuant to the Employment Agreement, Mr. Roach is to continue to serve as the Company's President and Chief Executive Officer. The Employment Agreement provides for a term ending June 30, 2006, with automatic one year extensions unless either party gives the other notice of termination at least three months prior to the then scheduled termination date. Under the Amended Employment Agreement, Mr. Roach will continue to be entitled to an annual salary of $300,000 per year, subject to increases and bonuses at the discretion of the Board of Directors or Compensation (or other authorized) Committee of the Board. In addition to group life insurance under Company programs that Roach is eligible in, the Company also is to continue to maintain the family medical, dental, and disability provided to Mr. Roach at levels and terms no less favorable than in effect on May 17, 2004. In addition to group life insurance under Company programs that Mr. Roach is eligible to participate in, the Company is also to pay the premiums of up to $24,000 per annum on one or more life insurance policies that Mr. Roach may elect to acquire, with Mr. Roach to be the owner of, and to have the right to designate beneficiaries of, such policies.

         If Mr. Roach's employment is terminated by the Company for any reason, other than death, disability or for cause, or if Mr. Roach terminates his employment for good reason (in general, in certain circumstances following a change of control of the Company, as defined, a reduction of Mr. Roach's salary or benefits, adverse changes in his powers, duties, position, compensation or benefits or certain changes in the location where his duties are to be performed), he will be entitled to receive, as severance pay, in a lump sum, an amount equal to two times the sum of his annual salary in effect immediately prior to his cessation of employment (or, if greater, the highest annual salary rate in effect at any time during the year period preceding the date of such termination) and all bonuses paid or payable in respect of the Company's most recent fiscal year ended prior to the date of such termination (or, if greater, the bonus paid in respect of the Company's then current fiscal year or the immediately preceding fiscal year). For one year in the event of his employment is terminated by reason of his death or two years in the event of the termination of his employment by reason of his disability (as defined), he, his beneficiaries or his estate will also be entitled to a continuation of his salary (or, if greater, his highest annual salary in effect during the one year preceding his termination of employment). In the event of the termination of Mr. Roach's employment by the Company for cause (as defined) or his resignation without good reason, Mr. Roach shall only be entitled to his compensation accrued through the date of such termination. For a period of one year in the event of Mr. Roach's death or two years in the event of termination of his employment by reason of disability, by the Company without cause, by Mr. Roach for good reason or at the end of the term of the Agreement, Mr. Roach (or his dependents) shall continue to receive the benefits provided for in his Employment Agreement and any additional benefits that may be provided to executive officers or their dependents during such period in accordance with the Company's policies and practices. In the event of termination of Mr. Roach's employment other than by virtue of cause, all outstanding options held by Mr. Roach will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option but not less than six months following the termination of his employment.

         Mr. Roach has agreed, among other things, not to disclose confidential information of the Company and, during the term of the agreement and for a
Restricted Period thereafter, not to directly or indirectly, engage, participate, invest or have an interest in any business that engages in the manufacture and sale of surge protector devices for the telephone industry or any other activity which is the same or similar to, or competitive with, the Company's business as conducted within twelve months preceding the end of the term of his Employment Agreement. The Restricted Period is one year after the date of termination of Mr. Roach's employment in the case of termination of Mr. Roach's employment due to disability, for cause (as defined) or Mr. Roach's voluntary termination of employment without good reason or if the term of the Employment Agreement expires based on Mr. Roach's election not to extend the term of the Agreement. The Company may extend the Restricted Period for a second year by paying Mr. Roach 50% of his annual salary in effect immediately prior to his cessation of employment (or, if greater, at the highest annual salary rate in effect at any time during the one-year period preceding the date of termination of his employment). If Mr. Roach terminates his employment for good reason or the Company terminates Mr. Roach's employment for any reason (other than his death, disability, or for cause) or the Employment Agreement expires based on a notice from the Company not to extend the term of the agreement, the Company may elect to invoke a one year Restricted Period by paying Mr. Roach his annual salary in effect immediately prior to his cessation of employment (or, if greater, the highest annual salary rate in effect at any time during the one year period preceding the date of termination of his employment), with the Company having the right to extend the Restricted Period for a second year by paying Mr. Roach 50% of the amount that was payable with respect to the first year of the Restricted Period.

Item 9.01         Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired: None

                  (b) Pro Forma Financial Information: None

                  (c) Exhibits:

                           99.1 Second Amended and Restated Employment Agreement, dated May 17, 2005, between the Company and Timothy J. Roach.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TII NETWORK TECHNOLOGIES, INC.


Date: May 19, 2005               By: /s/ Kenneth A. Paladino
                                     -------------------------------------------
                                     Kenneth A. Paladino,
                                     Vice President-Finance, Treasurer and Chief
                                     Financial Officer


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


                                  EXHIBIT INDEX

Exhibit

Number     Description

99.1 Second Amended and Restated Employment Agreement, dated May 17, 2005, between the Company and Timothy J. Roach.



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